UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 12, 2004
(Date of earliest event reported)

REFAC
(Exact Name of Registrant as Specified in Charter)

Delaware	0-7704	13-1681234

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bridge Plaza, Suite 550, Fort Lee, New Jersey 07024-7201
(Address of Principal Executive Offices)

(201) 585-0600
(Registrant's telephone number, including area code)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1   Press release issued on August 12, 2004 by Refac.

Item 12.   Results of Operations and Financial Condition.

On August 12, 2004, Refac publicly announced its results of operations for the second quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This press release is being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                                                                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFAC

Dated as of: August 12, 2004	By: /s/ Raymond A. Cardonne, Jr.

Name: Raymond A. Cardonne, Jr.
Title: Vice President and Chief Financial Officer

EXHIBITS

99.1     Press release issued on August 12, 2004 by Refac.